Prospectus Supplement                                              200320 1/03

dated January 17, 2003 to Putnam Money Market Fund Prospectus dated
January 30, 2002
-------------------------------------------------------------------------------

Effective January 21,2003,the Putnam Money Market Fund will offer class R shares to qualified employee benefit plans. This document provides important information about class R shares and supplements the prospectus of the fund.

The section "Fees and Expenses" is supplemented as follows:

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class R shares of the fund. Expenses for class R shares are estimated based on expenses for the fund's class A shares during the last scal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                             NONE
Imposed on Purchases (as a percentage
of the offering price)

Maximum Deferred Sales Charge (Load)                    NONE
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total
Management          Distribution         Other               Annual Fund
 Fees               (12b-1)Fees         Expenses         Operating Expenses

0.31%                 0.50%              0.19%                 1.00%

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]

EXAMPLE


The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund's class R shares for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

1 year         3 years         5 years         10 years
-------------------------------------------------------------------------------
 $102           $318            $552            $1,225

The section "WHICH CLASS OF SHARES IS BEST FOR ME?" has been revised as follows:

The last sentence of the first paragraph is added as follows:

Qualified employee-benefit plans of the Money Market Fund may also choose class R shares.

The section "Distribution (12b-1) plans" is replaced with the following:

* Distribution (12b-1) plans. Putnam Money Market Fund has adopted distribution plans to pay for the marketing of its class B, class C, class M, class R and class T shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.75% on class B shares, 0.35% on class T shares and 1.00% on class C, class M and class R shares. The Trustees currently limit payments on class M shares to 0.15%, on class T shares to 0.25% and on class B, class C and class R shares to 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M, class R and class T shares means they have higher expense ratios and lower dividends than class A shares. Because class C, class M, class R and class T shares, unlike class B shares, do not convert to class A shares, class C, class M, class R and class T shares may cost you more over time than class B shares.